UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3275

Smith Barney Investment Funds Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: April 30,

Date of reporting period: October 31, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SMITH BARNEY

MULTIPLE DISCIPLINE FUNDS

GLOBAL ALL CAP GROWTH AND VALUE FUND

MULTIPLE DISCIPLINE SERIES   |   SEMI-ANNUAL REPORT   |   OCTOBER 31, 2004

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

WHAT’S  INSIDE

LETTER  FROM  THE  CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Over the past six months, the domestic economy continued to recover from the recession of the prior three years, although a number of factors combined to slow its progress.

At the beginning of the period, the major U.S. equity indices had retreated after a strong beginning to 2004. Interest rates and inflation concerns were the primary culprits. Stronger-than-expected economic data painted a picture of improved growth. However, concerns about Iraq and uncertainty over the Presidential election weighed on the equity market. At the end of the second quarter, earnings were the focus for most investors. Corporate earnings, for the most part, were solid, though not as strong as in the first quarter.

Real gross domestic product (“GDP”)i grew at a rate of 3.3% during the second quarter, up from a previous estimate of 2.8% growth. Major contributors to the growth in GDP were business investment, consumer spending, and private inventory investment. Estimated GDP growth for the third quarter of 2004 is 3.7%.ii In the spring and summer, monthly job growth figures fluctuated between net gains and losses but improved through the fall, while the overall unemployment rate remained below the recent high of 6.3% set in June 2003.iii The U.S. Consumer Confidence Indexiv rose significantly through July, but has since declined through October, reflecting consumers’ growing concern about the rate of job growth and the outlook for the economy.

Crude oil prices rose to record highs during the period, leading to a spike in energy costs that helped curb consumer spending and acted as a brake on the domestic economy overall. The Federal Reserve Bank (“Fed”) began a measured and deliberate cooling off of both the economy and inflation fears, at the end of the second quarter, by raising its federal funds target ratev by 0.25%. By the end of the September, the rate would be raised twice more to 1.75% and at its November meeting, after the end of the fund’s reporting period, the Fed increased the rate to 2.00%. While the market had been concerned about the possibility of deflation at the start of the period, economic worries now center on the risks of inflation.

The past six months in the stock market saw small- and mid-capitalization stocks continue to generally outperform large-caps. Value-oriented stocks continued to outpace growth-oriented stocks. International stock markets overall outperformed the broad domestic U.S. market by a wide margin. Despite price fluctuations during the period, bonds collectively generated positive total returns.

Performance Review

For the six months ended October 31, 2004, Class A shares of the Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund, excluding sales charges, returned -0.61%. These shares underperformed the fund’s current unmanaged benchmarks, the MSCI World Growth Index,vi the MSCI EAFE Indexvii and the Russell 3000 Index,viii which returned 1.53%, 5.74% and 3.17%, respectively, for the same period. These shares also underperformed the fund’s previous unmanaged benchmarks, the Russell 3000 Growth Index,ix the Russell 2500 Growth Indexx and the MSCI EAFE Growth Index,xi which returned -0.57%, 1.51% and 2.80%, respectively, for the same period. They also underperformed the Lipper global multi-cap growth funds category average1, which was 2.78%.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended October 31, 2004, calculated among the 59 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

1        Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund      |      2004 Semi-Annual Report

PERFORMANCE SNAPSHOT

AS OF OCTOBER 31, 2004

(excluding sales charges)

6 Months

Class A Shares — Global All Cap Growth and Value	-0.61%

MSCI World Growth Index	1.53%

MSCI EAFE Index	5.74%

Russell 3000 Index	3.17%

Russell 3000 Growth Index	-0.57%

Russell 2500 Growth Index	1.51%

MSCI EAFE Growth Index	2.80%

Lipper Global Multi-Cap Growth Funds Category Average	2.78%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Performance figures may reflect reimbursements or fee waivers without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned -1.01% and Class C shares returned -0.88% over the six months ended October 31, 2004.

Over the six-month period, the fund’s most overweighted sectors relative to its benchmark were the consumer discretionary and healthcare sectors. The most underweighted sectors were the industrials and financial sectors. In terms of individual holdings, the fund’s largest contributors to performance (percentage contribution to the portfolio’s total return for the period is in parentheses) were Cree, Inc., a company that develops and manufactures semiconductor materials and devices based on silicon carbide (0.33%), Genzyme Corp., a global biotechnology company with a product portfolio focused on genetic disorders, renal disease, osteoarthritis and organ transplants (0.29%), UnitedHealth Group Inc., a diversified health and well-being services company (0.25%), Autodesk Inc., a design software and digital content company with two operating segments (0.25%), and The Home Depot, Inc., a warehouse-style chain of stores selling building materials, home improvement supplies and lawn and garden products (0.20%). The largest detractors from performance for the period were Pfizer Inc., a research-based, global pharmaceutical company (-0.47%), American International Group, Inc., a company engaged in a range of insurance and insurance-related activities (-0.47%), Chiron Corp., a global pharmaceutical company focused on developing products for cancer and infectious diseases (-0.44%), IAC/InterActiveCorp, a multi-brand interactive commerce company (-0.41%), and Merck & Co. Inc., a global research-driven pharmaceutical products company (-0.39%). At the close of the period, the fund continued to hold shares of all the securities mentioned above.

Special Notice to Shareholders

Effective August 19, 2004, John B. Cunningham is no longer the Large Cap Value segment manager. Mark McAllister and Robert Feitler, Jr. are responsible for the day-to-day management of that segment. Mr. McAllister is an investment officer of Smith Barney Fund Management LLC (“SBFM”) and a Managing Director of Citigroup Global Markets Inc. (“CGM”), and has been a portfolio manager with SBFM or its affiliates since 1999. Mr. Feitler is an investment officer of SBFM and a Director of CGM, and has been a portfolio manager and analyst with SBFM or its affiliates since 1995. Messrs. McAllister and Feitler also serve as portfolio managers for other Smith Barney funds.

2        Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund      |      2004 Semi-Annual Report

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to CAM’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, two former employees and a current employee of CAM relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 17, 2004

3        Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund      |      2004 Semi-Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2004 and are subject to change and may not be representative of the fund’s current or future investments. The fund’s top ten holdings (as a % of net assets) as of this date were: Pfizer Inc. (2.4%), American International Group, Inc. (2.4%), Merrill Lynch & Co., Inc. (2.3%), Microsoft Corp. (2.1%), Time Warner Inc. (1.9%), Intel Corp. (1.9%), Texas Instruments Inc. (1.8%), Johnson & Johnson Inc. (1.6%), Biogen Idec Inc. (1.5%), UnitedHealth Group Inc. (1.5%). Please refer to pages 8 through 13 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the fund’s current or future investments. The fund’s top five sector holdings (as a % of net assets) as of October 31, 2004 were: Healthcare (19.2%); Information Technology (18.8%); Financials (16.9%); Consumer Discretionary (13.2%); Consumer Staples (9.8%). The fund’s portfolio composition is subject to change at any time.

RISKS: The fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Foreign stocks are subject to certain risks of overseas investing not associated with domestic investing such as currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	Source: Bureau of Economic Analysis, U.S. Department of Commerce, October 29, 2004.
iii	Source: Bureau of Labor Statistics, U.S. Department of Labor, November 5, 2004.
iv	Source: Consumer Confidence Index, The Conference Board, October 26, 2004.
[v]	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
vi	The MSCI World Growth Index is an unmanaged index considered representative of growth stocks of developed countries.
vii	The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.
viii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.
ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)
[x]	The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index.
xi	The MSCI EAFE Growth Index is an unmanaged index of growth stocks of companies located in Europe, Australasia and the Far East.

4        Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund      |      2004 Semi-Annual Report

Fund at a Glance (unaudited)

5        Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund      |      2004 Semi-Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2004 and held for the six months ended October 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	(0.61)%	$1,000.00	$993.90	1.25%	$6.28

Class B	(1.01)	1,000.00	989.90	2.05	10.28

Class C(4)	(0.88)	1,000.00	991.20	2.02	10.14

(1)	For the six months ended October 31, 2004.
(2)	Assumes reinvestment of dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.
(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,018.90	1.25%	$6.36

Class B	5.00	1,000.00	1,014.87	2.05	10.41

Class C(3)	5.00	1,000.00	1,015.02	2.02	10.26

(1)	For the six months ended October 31, 2004.
(2)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

7        Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund      |      2004 Semi-Annual Report

Schedule of Investments (unaudited)	October 31, 2004

SHARES	SECURITY	VALUE
COMMON STOCK — 98.9%
CONSUMER DISCRETIONARY — 13.2%
Automobiles — 0.4%
19,200	Honda Motor Co., Ltd., Sponsored ADR	$466,368

Household Durables — 0.7%
15,500	Koninklijke Philips Electronics N.V., New York Reg Shares	369,210
21,085	Newell Rubbermaid Inc.	454,593

		823,803

Leisure Equipment & Products — 0.5%
15,230	Fuji Photo Film Co. Ltd., ADR	518,125

Media — 8.8%
46,650	Cablevision Systems Corp., NY Group Class A Shares†	960,057
22,865	Comcast Corp., Class A Shares†	674,517
44,400	Comcast Corp., Special Class A Shares†	1,289,376
8,300	Grupo Televisa, S.A., Sponsored ADR	456,500
184,700	Liberty Media Corp., Class A Shares†	1,647,524
4,165	Liberty Media International, Inc., Class A Shares†	150,148
21,000	The News Corp. Ltd., Class A Sponsored ADR	677,460
8,120	The News Corp. Ltd., Class B Sponsored ADR	255,293
130,800	Time Warner Inc.†	2,176,512
55,000	The Walt Disney Co.	1,387,100
8,610	WPP Group PLC, Sponsored ADR	432,739

		10,107,226

Multi-Line Retail — 1.0%
14,000	Target Corp.	700,280
13,000	Wal-Mart de Mexico, SA de CV, Sponsored ADR	425,415

		1,125,695

Specialty Retail — 1.8%
80,000	Charming Shoppes, Inc.†	610,400
34,795	The Home Depot, Inc.	1,429,379

		2,039,779

	TOTAL CONSUMER DISCRETIONARY	15,080,996

CONSUMER STAPLES — 9.8%
Beverages — 2.8%
41,700	The Coca-Cola Co.	1,695,522
11,340	Diageo PLC, Sponsored ADR	609,865
19,240	PepsiCo, Inc.	953,919

		3,259,306

Food & Drug Retailing — 2.1%
39,790	The Kroger Co.†	601,227
35,750	Safeway Inc.†	652,080
15,140	Seven-Eleven Japan Co., Ltd., ADR	437,703
43,930	Tesco PLC, Sponsored ADR	693,048

		2,384,058

Food Products — 1.8%
26,100	Groupe Danone, Sponsored ADR	440,307
10,980	Nestle SA, Sponsored ADR	647,152

See Notes to Financial Statements.

8        Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund      |      2004 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	October 31, 2004

SHARES	SECURITY	VALUE
Food Products — 1.8% (continued)
15,640	Wm. Wrigley Jr. Co.	$1,022,856

		2,110,315

Household Products — 0.5%
9,040	Kimberly-Clark Corp.	539,417

Personal Products — 1.5%
40,500	The Gillette Co.	1,679,940

Tobacco — 1.1%
25,800	Altria Group, Inc.	1,250,268

	TOTAL CONSUMER STAPLES	11,223,304

ENERGY — 6.6%
Energy Equipment & Services — 1.4%
20,000	Grant Prideco, Inc.†	411,200
22,500	Weatherford International Ltd.†	1,175,850

		1,587,050

Oil & Gas — 5.2%
20,870	BP PLC, Sponsored ADR	1,215,678
16,130	ChevronTexaco Corp.	855,858
18,800	Exxon Mobil Corp.	925,336
30,500	Royal Dutch Petroleum Co., New York Shares	1,654,320
12,200	Total SA, Sponsored ADR	1,272,216

		5,923,408

	TOTAL ENERGY	7,510,458

FINANCIALS — 16.9%
Banks — 5.3%
20,710	Bank of America Corp.	927,601
8,290	Bank of Ireland, Sponsored ADR	455,121
16,110	The Bank of New York Co., Inc.	522,931
5,000	HSBC Holdings PLC, Sponsored ADR	405,150
76,230	Mitsubishi Tokyo Financial Group, Inc., ADR	647,193
30,000	New York Community Bancorp, Inc.	550,800
7,000	UBS AG	507,430
26,060	United Overseas Bank Ltd, Sponsored ADR	422,532
14,075	Wachovia Corp.	692,631
14,320	Washington Mutual, Inc.	554,327
6,265	Wells Fargo & Co.	374,146

		6,059,862

Diversified Financials — 7.2%
10,840	American Express Co.	575,279
10,500	Capital One Financial Corp.	774,480
5,795	The Goldman Sachs Group, Inc.	570,112
15,960	ING Groep N.V., Sponsored ADR	425,015
18,000	JPMorgan Chase & Co.	694,800
14,500	Lehman Brothers Holdings Inc.	1,191,175
47,900	Merrill Lynch & Co., Inc.	2,583,726
11,065	Morgan Stanley	565,311
49,910	Nomura Holdings Inc., ADR	607,405
14,340	Waddell & Reed Financial, Inc., Class A Shares	301,283

		8,288,586

See Notes to Financial Statements.

9        Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund      |      2004 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	October 31, 2004

SHARES	SECURITY	VALUE
Insurance — 4.4%
45,700	American International Group, Inc.	$2,774,447
18,500	AXA, Sponsored ADR	400,525
19	Berkshire Hathaway Inc., Class A Shares†	1,600,750
9,180	The St. Paul Travelers Cos., Inc.	311,753

		5,087,475

	TOTAL FINANCIALS	19,435,923

HEALTHCARE — 19.2%
Biotechnology — 8.6%
28,900	Alkermes, Inc.†	357,493
29,400	Amgen Inc.†	1,669,920
30,200	Biogen Idec Inc.†	1,756,432
50,200	Chiron Corp.†	1,627,484
22,400	Genentech, Inc.†	1,019,872
32,300	Genzyme Corp.†	1,694,781
150,000	Isis Pharmaceuticals, Inc.†	698,250
58,998	Millennium Pharmaceuticals, Inc.†	765,794
75,000	Nanogen, Inc.†	298,500

		9,888,526

Healthcare Providers & Services — 1.9%
11,500	HCA Inc.	422,395
23,500	UnitedHealth Group Inc.	1,701,400

		2,123,795

Pharmaceuticals — 8.7%
27,000	Forest Laboratories, Inc.†	1,204,200
28,320	GlaxoSmithKline PLC, ADR	1,200,768
31,955	Johnson & Johnson	1,865,533
29,000	Merck & Co., Inc.	907,990
9,500	Novartis AG, ADR	456,095
8,000	Novo-Nordisk A/S, Sponsored ADR	399,600
96,000	Pfizer Inc.	2,779,200
31,645	Schering-Plough Corp.	573,091
15,140	Wyeth	600,301

		9,986,778

	TOTAL HEALTHCARE	21,999,099

INDUSTRIALS — 6.1%
Aerospace & Defense — 1.5%
8,970	The Boeing Co.	447,603
19,400	L-3 Communications Holdings, Inc.	1,279,042

		1,726,645

Commercial Services & Supplies — 0.4%
6,525	Avery Dennison Corp.	396,981

Industrial Conglomerates — 3.4%
40,100	General Electric Co.	1,368,212
22,100	Honeywell International Inc.	744,328
10,000	Hutchison Whampoa Ltd., ADR	383,830
45,000	Tyco International Ltd.	1,401,750

		3,898,120

See Notes to Financial Statements.

10        Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund      |      2004 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	October 31, 2004

SHARES	SECURITY	VALUE
Machinery — 0.8%
37,500	Pall Corp.	$969,750

	TOTAL INDUSTRIALS	6,991,496

INFORMATION TECHNOLOGY — 18.8%
Communications Equipment — 3.2%
75,000	C-COR Inc.†	564,000
73,300	Cisco Systems, Inc.†	1,408,093
22,000	Comverse Technology, Inc.†	454,080
84,700	Nokia Oyj, Sponsored ADR	1,306,074

		3,732,247

Computers & Peripherals — 3.8%
37,920	Dell Inc.†	1,329,475
39,300	Hewlett-Packard Co.	733,338
8,660	International Business Machines Corp.	777,235
8,500	Lexmark International, Inc., Class A Shares†	706,435
123,700	Maxtor Corp.†	366,152
18,820	SanDisk Corp.†	392,773

		4,305,408

Electronic Equipment & Instruments — 1.0%
13,500	Mettler-Toledo International Inc.†	646,650
92,300	Solectron Corp.†	481,806

		1,128,456

Internet Software & Services — 1.2%
62,890	IAC/InterActiveCorp†	1,359,682

Office Electronics — 0.5%
12,000	Canon Inc., Sponsored ADR	594,000

Semiconductor Equipment & Products — 5.1%
22,000	Cree, Inc.†	759,220
95,700	Intel Corp.	2,130,282
76,250	Micron Technology, Inc.†	928,725
82,000	Texas Instruments Inc.	2,004,900

		5,823,127

Software — 4.0%
23,000	Advent Software, Inc.†	479,780
18,000	Autodesk, Inc.	949,500
86,875	Microsoft Corp.	2,431,631
16,920	SAP AG, Sponsored ADR	721,638

		4,582,549

	TOTAL INFORMATION TECHNOLOGY	21,525,469

MATERIALS — 2.9%
Chemicals — 0.8%
6,730	BASF AG, Sponsored ADR	422,846
16,390	BOC Group PLC, Sponsored ADR	533,494

		956,340

See Notes to Financial Statements.

11        Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund      |      2004 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	October 31, 2004

SHARES	SECURITY	VALUE
Construction Materials — 0.6%
27,040	CRH PLC, Sponsored ADR	$646,472

Metals & Mining — 0.9%
19,450	Alcoa Inc.	632,125
4,040	Rio Tinto PLC, Sponsored ADR	429,452

		1,061,577

Paper & Forest Products — 0.6%
16,600	International Paper Co.	639,266

	TOTAL MATERIALS	3,303,655

TELECOMMUNICATION SERVICES — 3.1%
Diversified Telecommunication Services — 2.2%
17,975	AT&T Corp.	307,552
18,000	Nippon Telegraph and Telephone Corp., ADR	382,500
23,200	SBC Communications Inc.	586,032
7,700	Telefonica S.A., Sponsored ADR	383,691
22,095	Verizon Communications Inc.	863,914

		2,523,689

Wireless Telecommunication Services — 0.9%
18,000	SK Telecom Co., Ltd, Sponsored ADR	355,140
24,500	Vodafone Group PLC, Sponsored ADR	631,855

		986,995

	TOTAL TELECOMMUNICATION SERVICES	3,510,684

UTILITIES — 2.3%
Electric Utilities — 1.0%
14,000	Ameren Corp.	672,000
22,220	Endesa, S.A., Sponsored ADR	453,732

		1,125,732

Gas Utilities — 0.8%
239,100	Hong Kong & China Gas, Sponsored ADR	460,793
10,500	KeySpan Corp.	419,475

		880,268

Multi-Utilities — 0.5%
29,300	NiSource Inc.	628,485

	TOTAL UTILITIES	2,634,485

	TOTAL COMMON STOCK (Cost — $126,228,838)	113,215,569

See Notes to Financial Statements.

12        Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund      |      2004 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	October 31, 2004

FACE AMOUNT	SECURITY	VALUE
REPURCHASE AGREEMENT — 0.9%
$1,040,000	Bank of America Corp. dated 10/29/04, 1.830% due 11/1/04; Proceeds at maturity — $1,040,159; (Fully collateralized by various U.S. Government Agency Obligations, 0.000% to 7.625% due 11/1/04 to 1/15/30; Market value — $1,060,801) (Cost — $1,040,000)	$1,040,000

	TOTAL INVESTMENTS — 99.8% (Cost — $127,268,838*)	114,255,569
	Other Assets in Excess of Liabilities — 0.2%	256,428

	TOTAL NET ASSETS — 100.0%	$114,511,997

†	Non-income producing security.
*	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

ADR — American Depositary Receipt.

Summary of Investments by Country**

United States	77.6%
Great Britain	5.4
Japan	3.2
The Netherlands	2.2
Switzerland	2.0
France	1.9
Bermuda	1.2
Ireland	1.0
Finland	1.0
Germany	1.0
Mexico	0.8
Hong Kong	0.8
Spain	0.8
Singapore	0.4
Denmark	0.4
South Korea	0.3

100.0%

**	As a percentage of total investments. Please note that fund holdings are as of October 31, 2004 and are subject to change.

See Notes to Financial Statements.

13        Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund      |      2004 Semi-Annual Report

Statement o f Assets and Liabilities (unaudited)	October 31, 2004

ASSETS:
Investments, at value (Cost — $127,268,838)	$114,255,569
Cash	20
Receivable for Fund shares sold	774,017
Receivable for securities sold	159,867
Dividends and interest receivable	152,988
Prepaid expenses	31,911

Total Assets	115,374,372

LIABILITIES:
Payable for securities purchased	624,386
Payable for Fund shares reacquired	88,511
Management fee payable	71,257
Distribution plan fees payable	25,059
Accrued expenses	53,162

Total Liabilities	862,375

Total Net Assets	$114,511,997

NET ASSETS:
Par value of shares ($0.001 par value, 10 billion shares authorized)	$14,432
Capital paid in excess of par value	193,316,447
Accumulated net investment loss	(253,420)
Accumulated net realized loss from investment transactions	(65,553,336)
Net unrealized depreciation of investments and foreign currencies	(13,012,126)

Total Net Assets	$114,511,997

Shares Outstanding:
Class A	3,509,680

Class B	2,561,604

Class C	8,360,913

Net Asset Value:
Class A (and redemption price)	$8.12

Class B *	$7.86

Class C *	$7.88

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$8.55

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

14        Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund      |      2004 Semi-Annual Report

Stat ement of Operations (unaudited)	For the Six Months Ended October 31, 2004

INVESTMENT INCOME:
Dividends	$730,095
Interest	16,043
Less: Foreign withholding tax	(21,559)

Total Investment Income	724,579

EXPENSES:
Distribution plan fees (Notes 2 and 4)	437,027
Management fee (Note 2)	393,418
Transfer agency services (Notes 2 and 4)	70,776
Shareholder communications (Note 4)	41,787
Audit and legal	25,286
Registration fees	17,358
Custody	11,121
Directors’ fees	10,348
Other	8,714

Total Expenses	1,015,835
Less: Management fee waiver (Notes 2 and 7)	(42,050)

Net Expenses	973,785

Net Investment Loss	(249,206)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Realized Loss From:
Investment transactions	(178,445)
Foreign currency transactions	(402)

Net Realized Loss	(178,847)

Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(232,244)
Foreign currencies	1,108

Net Increase in Unrealized Depreciation	(231,136)

Net Loss on Investments and Foreign Currencies	(409,983)

Decrease in Net Assets From Operations	$(659,189)

See Notes to Financial Statements.

15        Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund      |      2004 Semi-Annual Report

Statements of Change s in Net Assets

For the Six Months Ended October 31, 2004 (unaudited)

and the Year Ended April 30, 2004

	October 31	April 30
OPERATIONS:
Net investment loss	$ (249,206)	$ (764,516)
Net realized loss	(178,847)	(9,662,431)
Net increase (decrease) in unrealized depreciation	(231,136)	29,213,658

Increase (Decrease) in Net Assets From Operations	(659,189)	18,786,711

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	29,018,068	26,706,172
Cost of shares reacquired	(9,308,608)	(18,817,156)

Increase in Net Assets From Fund Share Transactions	19,709,460	7,889,016

Increase in Net Assets	19,050,271	26,675,727

NET ASSETS:
Beginning of period	95,461,726	68,785,999

End of period*	$114,511,997	$95,461,726

* Includes accumulated net investment loss of:	$(253,420)	$(4,214)

See Notes to Financial Statements.

16        Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund      |      2004 Semi-Annual Report

Fin ancial Highlights

For a share of each class of capital stock outstanding throughout each year or period ended April 30, unless otherwise noted:

Class A Shares(1)	2004(2)		2004	2003	2002	2001(3)
Net Asset Value, Beginning of Period	$ 8.17		$ 6.24	$ 7.52	$ 9.64	$11.40

Income (Loss) From Operations:
Net investment income (loss)	0.00	*	(0.01)	(0.03)	(0.07)	(0.06)
Net realized and unrealized gain (loss)	(0.05)		1.94	(1.25)	(2.05)	(1.70)

Total Income (Loss) From Operations	(0.05)		1.93	(1.28)	(2.12)	(1.76)

Net Asset Value, End of Period	$ 8.12		$ 8.17	$ 6.24	$ 7.52	$ 9.64

Total Return(4)	(0.61	)%‡	30.93%	(17.02)%	(21.99)%	(15.44)%‡

Net Assets, End of Period (000s)	$28,512		$18,263	$6,339	$10,768	$17,701

Ratios to Average Net Assets:
Expenses	1.25	%†(5)	1.28%	1.63%	1.35%	1.37%†
Net investment income (loss)	0.12	†	(0.11)	(0.54)	(0.84)	(0.69)†

Portfolio Turnover Rate	3%		96%	7%	2%	11%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the six months ended October 31, 2004 (unaudited).
(3)	For the period June 30, 2000 (inception date) to April 30, 2001.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment manager waived a portion of its management fee for the six months ended October 31, 2004. If such fees were not waived, the annualized expense ratio for Class A shares would have been 1.33%.
*	Amount represents less than $0.01 per share.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

17        Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund      |      2004 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year or period ended April 30, unless otherwise noted:

Class B Shares(1)	2004(2)		2004	2003	2002	2001(3)
Net Asset Value, Beginning of Period	$ 7.94		$ 6.11	$ 7.43	$ 9.58	$11.40

Income (Loss) From Operations:
Net investment loss	(0.03)		(0.08)	(0.07)	(0.13)	(0.13)
Net realized and unrealized gain (loss)	(0.05)		1.91	(1.25)	(2.02)	(1.69)

Total Income (Loss) From Operations	(0.08)		1.83	(1.32)	(2.15)	(1.82)

Net Asset Value, End of Period	$ 7.86		$ 7.94	$ 6.11	$ 7.43	$ 9.58

Total Return(4)	(1.01	)%‡	29.95%	(17.77)%	(22.44)%	(15.96)%‡

Net Assets, End of Period (000s)	$20,140		$17,006	$10,274	$15,359	$23,375

Ratios to Average Net Assets:
Expenses	2.05	%†(5)	2.10%	2.40%	2.04%	2.12%†
Net investment loss	(0.67	)†	(1.05)	(1.31)	(1.54)	(1.45)†

Portfolio Turnover Rate	3%		96%	7%	2%	11%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the six months ended October 31, 2004 (unaudited).
(3)	For the period June 30, 2000 (inception date) to April 30, 2001.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment manager waived a portion of its management fee for the six months ended October 31, 2004. If such fees were not waived, the annualized expense ratio for Class B shares would have been 2.13%.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

18        Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund      |      2004 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year or period ended April 30, unless otherwise noted:

Class C Shares(1)(2)	2004(3)		2004	2003	2002	2001(4)
Net Asset Value, Beginning of Period	$ 7.95		$ 6.12	$ 7.43	$ 9.58	$11.40

Income (Loss) From Operations:
Net investment loss	(0.03)		(0.08)	(0.07)	(0.13)	(0.12)
Net realized and unrealized gain (loss)	(0.04)		1.91	(1.24)	(2.02)	(1.70)

Total Income (Loss) From Operations	(0.07)		1.83	(1.31)	(2.15)	(1.82)

Net Asset Value, End of Period	$ 7.88		$ 7.95	$ 6.12	$ 7.43	$ 9.58

Total Return(5)	(0.88	)%‡	29.90%	(17.63)%	(22.44)%	(15.96)%‡

Net Assets, End of Period (000s)	$65,860		$60,193	$52,173	$90,857	$162,541

Ratios to Average Net Assets:
Expenses	2.02	%†(6)	2.09%	2.27%	2.04%	2.08%†
Net investment loss	(0.64	)†	(1.10)	(1.18)	(1.54)	(1.39)†

Portfolio Turnover Rate	3%		96%	7%	2%	11%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	For the six months ended October 31, 2004 (unaudited).
(4)	For the period June 30, 2000 (inception date) to April 30, 2001.
(5)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(6)	The investment manager waived a portion of its management fee for the six months ended October 31, 2004. If such fees were not waived, the annualized expense ratio for Class C shares would have been 2.10%.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

19        Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund      |      2004 Semi-Annual Report

Notes to Financ ial Statements (unaudited)

1.	Significant Accounting Policies

The Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund (“Fund”), a separate diversified investment fund of the Smith Barney Investment Funds Inc. (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets and in over-the-counter markets are valued at the closing price on such markets or, if there were no sales during the day, at the mean between the closing bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. U.S. Government agencies and obligations are valued at the mean between the last reported bid and asked prices. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines of if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Fund Concentration. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

(d) Investment Transactions and Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Gains or losses on the sale of securities are calculated by using the specific identification method.

(e) Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denomi -

20        Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

nated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates at the end of the period. Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in securities, which are due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

(f) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Class specific expenses are charged to each class; investment advisory and general fund expenses, income, gains and/or losses are allocated on the basis of relative net assets of each class or on another reasonable basis.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

2.	Management Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the six months ended October 31, 2004, SBFM waived a portion of its management fee amounting to $42,050.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the six months ended October 31, 2004, the Fund paid transfer agent fees of $52,185 to CTB.

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

On February 2, 2004, initial sales charges on Class L shares were eliminated. On April 29, 2004, Class L shares were renamed as Class C shares.

There is a maximum sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended October 31, 2004, CGM and its affiliates received sales charges of approximately $295,000 on sales of the Fund’s Class A shares. In addition, for the six months ended October 31, 2004, CDSCs paid to CGM and its affiliates for Class B and C shares were approximately $16,000 and $4,000, respectively.

21        Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

All officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

3.	Investments

During the six months ended October 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$24,240,653

Sales	3,409,565

At October 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$8,478,765
Gross unrealized depreciation	(21,492,034)

Net unrealized depreciation	$(13,013,269)

4.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended October 31, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Rule 12b-1 Distribution Plan Fees	$29,177	$93,872	$313,978

For the six months ended October 31, 2004, total Transfer Agency Service expenses were as follows:

	Class A	Class B	Class C
Transfer Agency Service Expenses	$12,016	$14,504	$44,256

For the six months ended October 31, 2004, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C
Shareholder Communication Expenses	$10,265	$8,014	$23,508

5.	Capital Shares

At October 31, 2004, the Company had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares. Effective April 29, 2004, the Fund renamed Class L shares as Class C shares.

22        Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Transactions in shares of each class were as follows:

	Six Months Ended October 31, 2004		Year Ended April 30, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,462,589	$11,759,869	1,434,942	$11,993,215
Shares reacquired	(189,370)	(1,522,836)	(215,046)	(1,627,299)

Net Increase	1,273,219	$10,237,033	1,219,896	$10,365,916

Class B
Shares sold	592,746	$4,631,673	837,605	$6,727,821
Shares reacquired	(174,218)	(1,360,722)	(376,067)	(2,775,174)

Net Increase	418,528	$3,270,951	461,538	$3,952,647

Class C*
Shares sold	1,609,880	$12,626,526	985,313	$7,985,136
Shares reacquired	(821,194)	(6,425,050)	(1,938,323)	(14,414,683)

Net Increase (Decrease)	788,686	$6,201,476	(953,010)	$(6,429,547)

*	On April 29, 2004, Class L shares were renamed as Class C shares.

6.	Capital Loss Carryforward

On April 30, 2004, the Fund had a net capital loss carryforward of approximately $58,879,000, of which $2,213,000 expires in 2009, $13,947,000 expires in 2010, $35,525,000 expires in 2011 and $7,194,000 expires in 2012. This amount will be available to offset like amounts of any taxable gains.

7.	Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and the other two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

23        Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

8.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

24        Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund      |      2004 Semi-Annual Report

SMITH BARNEY

MULTIPLE DISCIPLINE FUNDS

GLOBAL ALL CAP GROWTH AND VALUE FUND

DIRECTORS

Paul R. Ades

Dwight B. Crane

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Jerome H. Miller

Ken Miller

OFFICERS

R. Jay Gerken, CFA

President and
Chief Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer
and Treasurer

Alan J. Blake

Vice President and

Investment Officer

Mark J. McAllister, CFA

Vice President and

Investment Officer

Robert Feitler

Vice President and

Investment Officer

Richard A. Freeman

Vice President and

Investment Officer

Kirstin Mobyed

Vice President and

Investment Officer

Roger Paradiso

Vice President and
Investment Officer

OFFICERS (continued)

Jeffrey J. Russell, CFA

Vice President and

Investment Officer

Andrew Beagley

Chief Anti-Money Laundering

Compliance Officer and

Chief Compliance Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund
Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

PFS Distributors, Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island

02940-9662

Smith Barney Investment Funds Inc.

Smith Barney Multiple Discipline Funds

Global All Cap Growth and Value Fund

The Fund is a separate investment fund of the Smith Barney Investment
 Funds Inc., a Maryland corporation.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Investment Funds Inc. — Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS GLOBAL ALL CAP GROWTH AND VALUE FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

©2004 Citigroup Global Markets Inc.

Member NASD, SIPC

FD02106 12/04 04-7561

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Funds Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of Smith Barney Investment Funds Inc.

Date: January 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of Smith Barney Investment Funds Inc.

Date: January 6, 2005

By:	/s/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer of Smith Barney Investment Funds Inc.

Date: January 6, 2005